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Exhibit 99.3

Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report on Form 10-Q (the "Form 10-Q") of Target Corporation, a Minnesota corporation (the "Company"), for the quarter ended August 3, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

        1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2002	/s/ Robert J. Ulrich Robert J. Ulrich Chairman of the Board and Chief Executive Officer
Dated: September 13, 2002	/s/ Douglas A. Scovanner Douglas A. Scovanner Executive Vice President and Chief Financial Officer

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  Exhibit 99.3
Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002